     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 8, 2000
                                                     REGISTRATION NO. 333-
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                     FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          ----------------------------


                                   BARRA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  DELAWARE                       94-2993326
      (STATE OR OTHER JURISDICTION OF          (IRS EMPLOYER
       INCORPORATION OR ORGANIZATION)       IDENTIFICATION NUMBER)

                          ----------------------------

                               2100 MILVIA STREET
                         BERKELEY, CALIFORNIA 94704-1113
                                 (510) 548-5442
           (Address of Principal Executive Offices including Zip Code)

                          ----------------------------

                                   BARRA, INC.
                              DIRECTORS OPTION PLAN
                            (FULL TITLE OF THE PLAN)

                          ----------------------------

                               MARIA HEKKER, ESQ.
                                 GENERAL COUNSEL
                                   BARRA, INC.
                               2100 MILVIA STREET
                         BERKELEY, CALIFORNIA 94704-1113
                                 (510) 548-5442

                          ----------------------------

          (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                          ----------------------------



----------------------------------------------------------------------------------------------------------------------
                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
                                               AMOUNT            PROPOSED            PROPOSED           AMOUNT OF
                                               TO BE              MAXIMUM            MAXIMUM          REGISTRATION
                                             REGISTERED       OFFERING PRICE        AGGREGATE              FEE
                                                               PER SHARE (1)         OFFERING
                                                                                    PRICE (1)
---------------------------------------- ------------------- ------------------ ------------------- ------------------

Common Stock, par value $.0001 per          100,000 (2)           $57.63            $5,763,000           $1,521
share
---------------------------------------- ------------------- ------------------ ------------------- ------------------



(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) and based on the average of the high and low sales price of the Common Stock, as reported on the Nasdaq National Stock Market on August 31, 2000. The Proposed Maximum Offering Price Per Share is the weighted average exercise price of outstanding options to purchase shares being registered pursuant hereto.

(2) Number of additional shares of BARRA, Inc. (the "Registrant") Common Stock that may be awarded and/or sold pursuant to the BARRA, Inc. Directors Option Plan (the "Plan"). Pursuant to General Instruction E, the registration fee is payable only with respect to the additional 100,000 shares registered resulting from an amendment to the Plan. Prior to the date hereof, the Registrant registered with the Securities and Exchange Commission 150,000 shares of its Common Stock (adjusted for 3-for-2 stock split) on September 11, 1997 on Form S-8.

================================================================================
           PROPOSED SALE TO TAKE PLACE AS SOON AFTER THE EFFECTIVE DATE
               OF THE REGISTRATION STATEMENT AS SHARES ARE ISSUED
                       PURSUANT TO THE TERMS OF THE PLAN.

                                EXPLANATORY NOTE

         This Registration Statement registers additional securities of the same class as other securities for which a registration statement on this Form (File Nos. 333-35381 filed on September 11, 1997, 333-35379 filed on August 14, 1998, and 333-35381 filed on November 12, 1999, collectively the "Registration Statements") relating to the BARRA, Inc. Directors Option Plan (the "Plan") is effective. Pursuant to Instruction E to Form S-8, the contents of the Registration Statements are incorporated herein by reference.

ITEM 8. EXHIBITS



4.1                BARRA, Inc. Directors Option Plan.

5.1                Opinion of Latham & Watkins.

23.1               Consent of Deloitte & Touche LLP.

23.2               Consent of Latham & Watkins (included in Exhibit 5.1).

24.1               Power of Attorney (included in the signature page to this Registration Statement).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berkeley, State of California, on September 8, 2000.

                                   BARRA, INC.

                                  By: /s/ Kamal Duggirala
                                     ------------------------------------------
                                      Kamal Duggirala, Chief Executive Officer
                                      (Principal Executive Officer)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Kamal Duggirala and James D. Kirsner, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on the dates indicated.




SIGNATURE                                         TITLE                                       DATE


                                                  Chief Executive Officer (Principal          August 3, 2000
/s/ Kamal Duggirala                                      Executive Officer
-----------------------------------------------
Kamal Duggirala

/s/ Andrew Rudd                                   Chairman of the Board and Director          August 3, 2000
-----------------------------------------------
Andrew Rudd

                                                  Chief Financial Officer                     August 3, 2000
/s/ James D. Kirsner
-----------------------------------------------
James D. Kirsner

                                                  Director                                    August 3, 2000
/s/ A. George Battle
-----------------------------------------------
A. George Battle

                                                  Director                                    August 3, 2000
/s/ John F. Casey
-----------------------------------------------
John F. Casey

                                                  Director                                    August 3, 2000
/s/ M. Blair Hull
-----------------------------------------------
M. Blair Hull

                                                  Director                                    August 3, 2000
/s/ Norman J. Laboe
-----------------------------------------------
Norman J. Laboe

                                                  Director                                    August 3, 2000
/s/ Clyde W. Ostler
-----------------------------------------------
Clyde W. Ostler



                                INDEX TO EXHIBITS


EXHIBIT


4.1               BARRA, Inc. Directors Option Plan.

5.1               Opinion of Latham & Watkins.

23.1              Consent of Deloitte & Touche LLP.

23.2              Consent of Latham & Watkins (included in Exhibit 5.1).

24.1              Power of Attorney (included in the signature page to this Registration Statement).
